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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                February 14, 2006
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                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

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                        Commission file number 000-23039

                 COLORADO                                       14-1623047
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      (State or other jurisdiction of                        (I.R.S. Employer
      incorporation or organization)                       Identification No.)



 18685 East Plaza Drive, Parker, Colorado                         80134
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 (Address of principal executive offices)                       (Zip Code)


                                 (303) 783-9499
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02         Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of Principal Officers.

(b) Allen R. Goldstone voluntarily resigned as a director of the Company on February 14, 2006. Mr. Goldstone's resignation did not involve a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits. The following items are filed as exhibits to this report.

99.1     Press Release issued by OraLabs Holding Corp. on February 17, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ORALABS HOLDING CORP.

                                             By: /s/ Gary H. Schlatter
                                                ----------------------------
                                                Gary H. Schlatter
                                                President
Date: February 17, 2006


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                                t EXHIBIT INDEX

Exhibit
   No.      Description
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99.1        Press Release issued by OraLabs Holding Corp. on February 17, 2006.